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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 1, 2005


                          JOHN Q. HAMMONS HOTELS, INC.
             (Exact name of registrant as specified in its charter)

   DELAWARE                         1-13486                      43-1695093
(State or Other                   (Commission                   (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)

                           300 JOHN Q. HAMMONS PARKWAY
                                    SUITE 900
                              SPRINGFIELD, MO 65806
               (Address of principal executive offices) (Zip Code)


                                 (417) 864-4300
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                           --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 7.01. REGULATION FD DISCLOSURE.

         On February 1, 2005, the Company issued a press release announcing the expiration of its prior agreement to negotiate exclusively with Barcelo Crestline Corporation through January 31, 2005, with regard to a possible merger transaction. The Company also announced the expiration of the prior agreement between its principal stockholder, Mr. John Q. Hammons, to negotiate exclusively with Barcelo Crestline through January 31, 2005. The press release also stated that the Company's Board of Directors reaffirmed the authority of the Special Committee previously formed by the Board of Directors to negotiate the terms of any transaction on behalf of the Company's Class A stockholders, as well as any other viable alternatives. Attached as Exhibit 99.1 and incorporated herein by reference is a copy of a press release issued today. This information and the press release are being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   Exhibit No.   Exhibit
   -----------   -------

      99.1       Press Release, dated February 1, 2005, issued by the registrant


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          JOHN Q. HAMMONS HOTELS, INC.




                                          By:  /s/ Paul E. Muellner
                                               ---------------------------------
                                               Name:   Paul E. Muellner
                                               Title:  Chief Financial Officer


Date: February 1, 2005



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                                  EXHIBIT INDEX


   Exhibit No.                              Exhibit
   -----------                              -------

     99.1        Press Release, dated February 1, 2005, issued by John Q.
                 Hammons Hotels, Inc.



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